                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          July 27, 2000
                                                 -------------------------------


                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          WASHINGTON                      333-26649           91-1671412
 (State or other jurisdiction           (Commission        (I.R.S. Employer
       of incorporation)                File Number)      Identification No.)


 10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA             20191
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (703) 433-4000
                                                 -------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.


     On July 27, 2000, we issued a news release announcing that we have entered into an agreement providing for the issuance of $650 million of 12 3/4% Senior Serial Notes due August 1, 2010 in a private placement which are to be sold at a discount of 98.622% of their aggregate principal amount to produce a yield to stated maturity of 13.0% as more fully described in the news release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                NOT APPLICABLE

        (b)     PRO FORMA FINANCIAL INFORMATION.
                NOT APPLICABLE

        (c)     EXHIBITS.

                      Exhibit No        Exhibit Description
                      ----------        -------------------
                         99.1           Press Release

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXTEL INTERNATIONAL, INC.


Date: July 27, 2000                   By: /s/ Thomas J. Sidman
                                        --------------------------------
                                          Thomas J. Sidman
                                          Vice President


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                                  EXHIBIT INDEX

      Exhibit No        Exhibit Description
      ----------        -------------------
         99.1           Press Release